Acquisitions and Dispositions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions
3.	Acquisitions and Dispositions

Bluegreen Share Acquisition

As described above, on November 16, 2009, we purchased approximately 7.4 million shares of the common stock of Bluegreen for an aggregate purchase price of approximately $23 million, increasing our interest from 9.5 million shares, or 29%, of Bluegreen’s common stock to 16.9 million shares, or 52%, of Bluegreen’s common stock. As a result, we hold a controlling interest in Bluegreen and, under GAAP, consolidate Bluegreen and all of Bluegreen’s consolidated entities into our financial statements. See Revisions to Consolidated Financial Statements under Note 1 to these unaudited consolidated financial statements for a discussion regarding adjustments made to our previously reported financial statements resulting from the finalization during the fourth quarter of 2010 of our valuation of Bluegreen’s assets and liabilities as of the November 16, 2009 share acquisition date.

Purchases of BankAtlantic Bancorp’s Class A Common Stock

As previously disclosed, BFC acquired an aggregate of approximately 2.0 million and 2.7 million shares of BankAtlantic Bancorp’s Class A Common Stock in connection with the rights offerings conducted by BankAtlantic Bancorp during 2010 and 2011, respectively. The aggregate purchase price paid by BFC for such shares was $15.0 million in the 2010 rights offering and $10.0 million in the 2011 rights offering. The shares acquired in the 2010 and 2011 rights offerings increased BFC’s ownership interest in BankAtlantic Bancorp in the aggregate by approximately 16% to 53% and increased BFC’s voting interest in the aggregate by approximately 9% to 75%.

BFC’s acquisition of shares of BankAtlantic Bancorp’s Class A Common Stock in the 2010 and 2011 rights offerings were each accounted for as an equity transaction in accordance with applicable accounting guidance which provides that changes in a parent’s ownership interest which do not result in the parent losing its controlling interest are reported as equity transactions.

Sale of Tampa Branches and Related Facilities by BankAtlantic

In August 2010, BankAtlantic announced that it had decided to focus on its core markets in South Florida and BankAtlantic began seeking a buyer for its 19 branches located in the Tampa, Florida area. In January 2011, BankAtlantic agreed to sell its 19 branches and 2 related facilities in the Tampa area and the associated deposits to an unrelated financial institution and on June 3, 2011, BankAtlantic completed the Tampa branch sale. The purchasing financial institution paid a 10% premium for the deposits plus the net book value of the acquired real estate and substantially all of the fixed assets associated with the branches and facilities.

The following summarizes the assets sold, liabilities transferred and cash outflows associated with the branches and facilities sold (in thousands):

Amount
Assets Sold:
Property and equipment	$28,626

Total assets sold	28,626

Liabilities Transferred:
Deposits	324,320
Other liabilities	183

Total liabilities transferred	324,503

Net liabilities transferred	(295,877)
Gain on sale of Tampa branches, net of transaction costs of $1,993	38,622

Net cash outflows from sale of branches	$(257,255)

The assets and liabilities associated with the Tampa branches as of December 31, 2010 were as follows (in thousands):

ASSETS
Cash and cash equivalents	$5,850
Office properties and equipment	31,484

Total assets held for sale	$37,334

LIABILITIES
Interest bearing deposits	$255,630
Non-interest bearing deposits	85,516

Total deposits	341,146
Accrued interest payable	87

Total liabilities held for sale	$341,233

4.	Share Acquisitions

Bluegreen Share Acquisition

On November 16, 2009, the Company purchased approximately 7.4 million shares of the common stock of Bluegreen for an aggregate purchase price of approximately $23 million, increasing its interest from 29% to 52%, and resulting in the Company owning a controlling interest in Bluegreen. The Company previously accounted for its 29% equity interest in Bluegreen as an equity method investment. The fair value of the Company’s investment in Bluegreen immediately before the acquisition was $25.1 million after recognizing a loss resulting from the remeasurement of its investment in Bluegreen of $8.1 million, which is included in the gain on bargain purchase of Bluegreen in the Company’s consolidated statements of operations. Bluegreen’s results for the Bluegreen Interim Period and the year ended December 31, 2010 are consolidated into the Company’s financial statements. The Company consolidates all of Bluegreen’s wholly-owned subsidiaries and entities in which Bluegreen holds a controlling financial interest. The Company also consolidates Bluegreen’s non-wholly owned subsidiary, Bluegreen/Big Cedar Vacations, LLC (the “Bluegreen/Big Cedar Joint Venture”), as Bluegreen holds a 51% equity interest in the Bluegreen/Big Cedar Joint Venture, has an active role as the day-to-day manager of the Bluegreen/Big Cedar Joint Venture’s activities, and has majority voting control of the Bluegreen/Big Cedar Joint Venture’s management committee.

Included in the Company’s consolidated statement of operations is revenue related to Bluegreen before purchase accounting adjustments of $33.5 million for the Bluegreen Interim Period in 2009. The operating results of Bluegreen for the Bluegreen Interim Period and the year ended December 31, 2010 are included in the Company’s Bluegreen Resorts and Bluegreen Communities segments. Prior to the November 16, 2009 acquisition date, the Company reported its interest in Bluegreen’s earnings and losses in the Woodbridge other operations segment.

The Company accounted for the acquisition of a controlling interest in Bluegreen in November 2009 in accordance with the accounting guidance of business combinations. As part of the accounting for the November 2009 Bluegreen share acquisition, management was required to evaluate the fair value of Bluegreen’s inventory and certain of Bluegreen’s contracts. Based on preliminary estimates made as part of the evaluation, the Company recorded a $183.1 million “bargain purchase gain” during the fourth quarter of 2009. However, as previously disclosed, the allocation of the purchase price was based on preliminary estimates of the fair value of Bluegreen’s inventory and contracts, and is subject to change within the measurement period as valuations are finalized. If the amounts are changed within the measurement period in a business combination, then the adjustment to change these provisional amounts are retrospectively adjusted as of the date of acquisition. Additionally, any offset relating to amortization/accretion is also retrospectively adjusted in the appropriate periods. During the fourth quarter of 2010, the Company adjusted the preliminary value assigned to the assets and liabilities of Bluegreen in order to reflect additional information obtained since the acquisition date. These adjustments resulted in a decrease in total assets and total liabilities of approximately $3.4 million and $3.0 million, respectively, and a decrease in total equity of approximately $0.4 million. Furthermore, the net income attributable to BFC decreased by approximately $289,000 and earnings per share from continuing operations decreased by approximately $0.01 per common share.

The following table summarizes the aggregate purchase price allocation and fair value of the non-controlling interest in Bluegreen as of November 16, 2009 as it was previously reported and as revised (in thousands):

	As Adjusted (Note 1) (5)	(As Previously Reported) (6)	Fair Value Hierarchy
Cash and cash equivalents	$51,621	51,621	Level 1
Restricted cash	25,079	25,079	Level 1
Property and equipment	76,930	76,930	Level 3
Management contracts	63,000	63,000	Level 3
Real estate inventory (1)	205,059	211,914	Level 3
Assets held for sale from discontinued operations	108,108	108,108	Level 3
Notes receivable	285,000	285,000	Level 3
Retained interests in notes receivable sold	29,250	29,250	Level 3
Other assets (2)	44,440	40,983	Level 3

Fair value of assets	888,487	891,885

Accounts payable and other liabilities (3)	54,849	50,764	Level 3
Deferred income	10,996	10,996	Level 3
Deferred income taxes (4)	22,690	29,784	Level 3
Lines of credit and notes payable	198,947	198,947	Level 2
Junior subordinated debentures	56,783	56,783	Level 2
Receivable-backed notes payable	236,359	236,359	Level 2

Fair value of liabilities	580,624	583,633

Non-controlling interest (Big Cedar Joint Venture)	26,100	26,200	Level 3
Net assets acquired	281,763	282,052
Less: Cash consideration on acquisition of additional 23%	(22,939)	(22,939)
Less: Fair value of previously held equity interest	(25,126)	(25,126)	Level 1
Less: Fair value of non-controlling interest	(41,254)	(41,254)	Level 1
Less: Loss on previously held equity interest	(8,074)	(8,074)
Less: Loss on accumulated other comprehensive income attributable to previously held equity interest	(1,521)	(1,521)

Bargain purchase gain	$182,849	183,138

1)	A decrease of approximately $6.9 million to real estate inventory due to the finalization of the measurement period adjustments.
2)	An increase of $2.1 million of favorable lease contracts and a $1.4 million reclassification from real estate inventory to other assets due to the finalization of the measurement period adjustments.
3)	A reclassification from real estate inventory to accrued liabilities due to the finalization of the measurement period adjustments.
4)	A $2.9 million decrease due to the finalization of the measurement period adjustments, and a decrease of $4.2 million due to a correction of an error related to an impairment to real estate inventory which should have been included in the determination of deferred taxes as the acquisition date November 16, 2009, as part of the Bluegreen purchase price allocation. See Note 1 to these audited consolidated financial statements.
5)	Sets forth the information as revised pursuant to the purchase price allocation adjustments described above and the adjustments described herein relating to the classification of Bluegreen Communities as a discontinued operation.
6)	Sets forth the information as reported prior to the filing of the Annual Report, but with the adjustments described herein relating to the classification of Bluegreen Communities as a discontinued operation.

As a result of the Company obtaining a controlling interest in Bluegreen, the Company’s previously held 29% equity interest in Bluegreen was re-measured to fair value. The fair value of the non-controlling interest was based on a market approach valuation technique and inputs categorized as Level 1 inputs under the accounting guidance for fair value measurements.

The fair value of the assets acquired includes: notes receivable which were fair valued using an income approach and application of a discounted cash flow method; real estate inventory, including resorts and communities inventory which was valued using a combination of the income approach for the resorts inventory and independent appraisals for the communities real estate projects; retained interest in notes receivable sold representing Bluegreen’s economic interest in the notes receivable it sold in a structured financing transaction, which was fair valued using an income approach and a discount of the expected cash flows available to be distributed to investors; and intangible assets, representing management contracts which consist of Bluegreen’s contracts with various homeowners associations to manage, service, staff and maintain properties. The management contracts were fair valued using an income approach and excess earnings method whereby the revenues and costs attributable to the management contracts less charges for use of the contributory assets are used to determine excess earnings. The management contracts have indefinite useful lives and are not amortized, but instead are reviewed for impairment on at least an annual basis, or if events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

The liabilities subject to fair value determinations included: receivable-backed notes payable, notes payable and lines of credit, which were valued based on the underlying terms, including maturity dates of the loan facilities; junior subordinated debentures, which were valued based on a discounted cash flow analysis; and non-controlling interest in a joint venture with Big Cedar LLC, which was valued using a methodology consistent with the methodology used for the valuation of Bluegreen’s underlying assets and liabilities.

Purchases of BankAtlantic Bancorp’s Class A Common Stock

On June 18, 2010, BankAtlantic Bancorp commenced a rights offering (the “2010 Rights Offering”) to its shareholders of record as of the close of business on June 14, 2010 (the “Record Date”). In the 2010 Rights Offering, BankAtlantic Bancorp distributed to each eligible shareholder 0.327 subscription rights for each share of BankAtlantic Bancorp’s Class A Common Stock and Class B Common Stock owned as of the close of business on the Record Date. Fractional subscription rights were rounded up to the next largest whole number. Each subscription right entitled the holder thereof to purchase one share of BankAtlantic Bancorp’s Class A Common Stock at the purchase price of $1.50 per share. Shareholders who exercised their basic subscription rights in full were also given the opportunity to request to purchase any additional shares of BankAtlantic Bancorp’s Class A Common Stock that remained unsubscribed for at the expiration of the Rights Offering at the same $1.50 per share purchase price. The 2010 Rights Offering expired on July 20, 2010. BFC acquired an aggregate of 2.0 million shares of BankAtlantic Bancorp’s Class A Common Stock in the 2010 Rights Offering for an aggregate purchase price of $15.0 million. BFC exercised its basic subscription rights to purchase 1,197,373 shares, and the remaining 802,627 shares were acquired by BFC pursuant to its over-subscription request. The shares acquired in the 2010 Rights Offering increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 8% to 45% and BFC’s voting interest in BankAtlantic Bancorp by approximately 5% to 71%.

During the third quarter of 2009, BankAtlantic Bancorp distributed to its shareholders 4.441 subscription rights for each share of BankAtlantic Bancorp’s Class A Common Stock and Class B Common Stock held on August 24, 2009 (the “2009 Rights Offering”). Each whole subscription right entitled the holder to purchase one share of BankAtlantic Bancorp’s Class A Common Stock at a purchase price of $10.00 per share. The 2009 Rights Offering commenced on August 28, 2009 and was completed on September 29, 2009. BFC exercised its subscription rights in the 2009 Rights Offering to purchase an aggregate of approximately 3.0 million shares of BankAtlantic Bancorp’s Class A Common Stock for an aggregate purchase price of $29.9 million. This purchase increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 7% to 37% and increased BFC’s voting interest in BankAtlantic Bancorp by approximately 7% to 66%.

BFC’s 2010 and 2009 acquisition of shares of BankAtlantic Bancorp’s Class A Common Stock were accounted for as an equity transaction in accordance with applicable Financial Accounting Standards Board (“FASB”) authoritative guidance effective on January 1, 2009, which provides that changes in a parent’s ownership interest which do not result in the parent losing its controlling interest are reported as equity transactions.

From August 18, 2008 through August 28, 2008, BFC purchased an aggregate of 80,000 additional shares of BankAtlantic Bancorp’s Class A Common Stock on the open market for an aggregate purchase price of $2.8 million. BFC’s acquisition of the 80,000 shares of BankAtlantic Bancorp’s Class A Common Stock increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 4%. The excess of the fair value over the purchase price (negative goodwill) of $16.7 million was allocated as a pro rata reduction of the amounts that would otherwise have been assigned ratably to all of the non-current and non-financial assets acquired, except assets to be disposed of by sale and deferred tax assets, until the basis of such acquired assets was zero. The remaining unallocated negative goodwill of approximately $9.1 million was recognized as an extraordinary gain for the year ended December 31, 2008.

From December 2, 2008 through December 11, 2008, BFC purchased an aggregate of 64,770 additional shares of BankAtlantic Bancorp’s Class A Common Stock on the open market for an aggregate purchase price of $1.1 million. BFC’s acquisition of the 64,770 shares of BankAtlantic Bancorp’s Class A Common Stock increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 3%. The excess of the fair value over the purchase price (negative goodwill) of $2.9 million was allocated ratably to all of the non-current and non-financial assets acquired, except assets to be disposed of by sale and deferred tax assets.

The acquisition of additional shares of Class A Common Stock of BankAtlantic Bancorp in August 2008 and December 2008 were accounted for as step acquisitions under the purchase method of accounting in effect prior to January 1, 2009.